SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549




                                 FORM 8-K



                              CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                  of THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  July 28, 1998



                                PAGES, INC.
 ________________________________________________________________________

                      Commission File Number 0-107475

     Incorporated - Delaware      IRS Identification Number 34-1297143




           801 94th Avenue North, St. Petersburg, Florida  37702



     Registrant's telephone number, including area code (813) 578-3300

Item 5  Other Events

PAGES, Inc. Announces

ST. PETERSBURG, Fla., July 24 /PRNewswire/ -- PAGES, Inc. (Nasdaq: PAGZ) today announced that the Company has been informed by Nasdaq that its securities will be delisted from The Nasdaq Stock Market (SM) effective with the close of business July 28, 1998. The securities of the Company may immediatley be eligible to trade on the OTC Bulletin Board.


The preceding contains a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995. The statements contained in this release that are not historical facts are forward-looking statements. Actual results may differ from those projected in the forward-looking statements. These forward-looking statements involve risks and uncertainties. Investors are also directed to other risks discussed in documents filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to update the information included in this presentation.

                                SIGNATURES


      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 28, 1998          Pages, Inc.
       -------------------    ------------------------
                              (Registrant)



                              By: /s/ Steven L. Canan
                              -----------------------
                              Vice President, Treasurer
                              and Chief Financial Offer
                              (Principal Financial Officer
                              and Accounting Officer)